SCHEDULE 14C INFORMATION

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SUNAMERICA SERIES TRUST

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SunAmerica Asset Management Corp.

SunAmerica Series Trust

P.O. Box 54299

Los Angeles, California 90054-0299

(800) 445-7862

November 22, 2013

Dear Contract Owner:

We are writing to provide you with the enclosed information statement. The information statement provides information regarding the recent addition of a subadviser to the Blue Chip Growth Portfolio and a change to the subadviser of the Real Estate Portfolio (each a “Portfolio,” and collectively, the “Portfolios”) of SunAmerica Series Trust (the “Trust”). On September 27, 2013, the Board of Trustees (the “Trustees”) approved a proposal to hire Massachusetts Financial Services Company (“MFS”) as the subadviser to the Blue Chip Growth Portfolio. In addition, the Trustees approved a proposal to replace Davis Selected Advisers, L.P. (“Davis”) as the subadviser of the Real Estate Portfolio with Pyramis Global Advisors, LLC (“Pyramis”). Effective October 1, 2013, MFS and Pyramis began subadvising the respective Portfolios. SAAMCo will continue to serve as the Portfolios’ adviser. The approval of the new subadvisers did not result in an increase to the Portfolios’ fees or expenses.

In connection with the change in portfolio management certain changes to the Portfolios’ principal investment strategies and principal investment risks also became effective October 1, 2013.

As a matter of regulatory compliance, the information statement being provided to you describes, among other things, the management structure of the Portfolios, the ownership of MFS and Pyramis, and the terms of the subadvisory agreements, which have been approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust as defined in the Investment Company Act of 1940, as amended.

This document is for your information only and you are not required to take any action. Should you have any questions about these changes or if we can be of service to you in any other way, please call our customer service center between the hours of 8 a.m. PST and 5 p.m. PST at (800) 445-7862. As always, we appreciate your confidence and trust and look forward to serving you in the future.

Sincerely,

John T. Genoy

President

SunAmerica Series Trust

SUNAMERICA SERIES TRUST

Blue Chip Growth Portfolio

Real Estate Portfolio

P.O. Box 54299

Los Angeles, CA 90054-0299

INFORMATION STATEMENT

REGARDING IMPORTANT SUBADVISER CHANGES

This information statement is being provided to the shareholders of the Blue Chip Growth Portfolio and Real Estate Portfolio (each a “Portfolio,” and collectively, the “Portfolios”) in lieu of a proxy statement, pursuant to the terms of an exemptive order received by SunAmerica Asset Management Corp. (“SAAMCo” or the “Adviser”) from the U.S. Securities and Exchange Commission (the “Commission”), which permits SAAMCo to hire new subadvisers and make changes to existing subadvisory contracts on behalf of SunAmerica Series Trust (the “Trust”) with the approval of the Board of Trustees (the “Board” or the “Trustees”), but without obtaining shareholder approval. This information statement is being posted at www.sunamerica.com/informationstatements on behalf of the Trustees of the Trust.

We are not asking for a proxy and you are requested not to send us a proxy. This document is for informational purposes only and you are not required to take any action.

Purpose of the Information Statement

On September 27, 2013, the Trustees approved Subadvisory Agreements (1) between SAAMCo, the investment adviser and manager of the Portfolios, and Massachusetts Financial Services Company (“MFS”) with respect to the Blue Chip Growth Portfolio; and (2) between SAAMCo and Pyramis Global Advisors, LLC (“Pyramis”) (Pyramis and MFS are each a “Subadviser,” and collectively, the “Subadvisers”) with respect to the Real Estate Portfolio. The Trustees also approved the termination of Davis Selected Advisors, L.P. (“Davis”) with respect to the Real Estate Portfolio. The Subadvisory Agreements between SAAMCo and each of MFS and Pyramis became effective October 1, 2013. The decision to engage each Subadviser is discussed in more detail in the section titled “Factors Considered by the Board of Trustees.”

The Trust and the Adviser

Each Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SAAMCo on January 1, 1999, as amended from time to time, with the approval of the Trustees, including a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

SAAMCo is an indirect wholly-owned subsidiary of American International Group, Inc. and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SAAMCo selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to review by the Trustees. The Advisory Agreement authorizes SAAMCo to retain subadvisers for the portfolios for which it does not manage the assets. SAAMCo selects subadvisers it believes will provide the portfolios with the highest quality investment services. SAAMCo monitors the activities of the subadvisers and, from time to time, will recommend the addition or replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other consideration.

The subadvisers to the Trust’s portfolios, including MFS and Pyramis, act pursuant to agreements with SAAMCo. Their duties include furnishing continuing advice and recommendations to the portfolios regarding securities to be purchased and sold. The subadvisers are independent of SAAMCo and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers’ fees. The Portfolios do not pay fees directly to a subadviser.

The Portfolio’s Principal Investment Strategy and Investment Risks

In connection with the engagement of MFS and Pyramis, the Portfolios updated the description of their respective principal investment strategies and principal risks in light of the new Subadvisers’ investment processes. You received notice of these changes in a supplement to the prospectus dated September 27, 2013. The Portfolios’ investment goals have not changed. For your information, the summary of each Portfolio’s principal investment strategy is included below:

Blue Chip Growth Portfolio

The Portfolio attempts to achieve its investment goal by investing, under normal circumstances, at least 80% of its net assets in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

“Blue chip” companies are firms that are generally well-established in their respective industries in the view of the Portfolio’s subadviser. These companies generally exhibit, in the opinion of the Portfolio’s subadviser, characteristics such as strong management teams, sound financial fundamentals, and a defendable business model.

The Portfolio may invest in foreign securities up to 20% of net assets, including securities of issuers located in emerging markets.

The subadviser uses a bottom-up approach to buying and selling investments for the Portfolio. Investments are selected based on fundamental and quantitative analysis. The subadviser uses fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position and management ability. The subadviser also uses quantitative models that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors.

The subadviser focuses on investing the Portfolio’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (“growth companies”). Growth companies tend to have valuations that are high relative to their earnings, dividends, book value, or other financial measures.

The Portfolio currently identifies the following principal investment risks: Equity Securities Risk, Growth Stock Risk, Large-Cap Companies Risk, Securities Selection Risk, Foreign Investment Risk, Emerging Markets Risk, Active Trading Risk, and Market Risk. As a result of MFS’ new investment process, the Portfolio is also subject to Quantitative Investing Risk. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments from the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Real Estate Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of assets in securities of companies principally engaged in the real estate industry and other real estate related investments.

The Portfolio’s subadviser believes that rigorous, bottom-up, fundamental research is the most effective manner in which to identify real estate companies with the potential for higher than average growth rates and strong balance sheets that can be purchased at reasonable prices. This bottom-up research is generated by a team of skilled analysts specifically dedicated to the U.S. REIT sector. The subadviser’s investment philosophy is built upon the belief that security selection has a higher probability of repeatability and success in different market environments. Accurately forecasting companies’ future cash flow growth can help drive strong returns and benchmark outperformance. Additionally, identifying stocks that are dislocated from the market on relative fundamental and valuation bases can also help generate returns.

The Portfolio currently identifies the following principal investment risks: Equity Securities Risk, Real Estate Industry Risk, Sector or Industry Focus Risk, Small- and Medium-Sized Companies Risk, and Market Risk. There were no changes to the Portfolio’s principal risks as a result of Pyramis’ new investment process.

The Subadvisory Agreements

Subadvisory Agreement between SAAMCo and MFS with Respect to the Blue Chip Growth Portfolio

SAAMCo recommended MFS in the ordinary course of its ongoing evaluation of the Portfolio’s performance and investment strategy and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style and long-term performance record. In accordance with the Trustees’ approval of the engagement of MFS, the Trustees approved the Subadvisory Agreement, as amended, with MFS, which became effective October 1, 2013 (the “MFS Subadvisory Agreement”).

The MFS Subadvisory Agreement between SAAMCo and MFS provides that (i) the Subadviser shall manage the assets of the Portfolio, (ii) SAAMCo shall compensate the Subadviser for its services, (iii) the Subadviser is authorized to select the brokers or dealers to effect portfolio transactions for the Portfolio, and (iv) the Subadviser shall comply with the Portfolio’s investment policies and restrictions and with applicable law. The MFS Subadvisory Agreement will not result in an increase in fees to shareholders or expenses to the Portfolio.

The MFS Subadvisory Agreement also provides for automatic termination unless at least annually subsequent to its initial term, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Portfolio, and (ii) a majority of the Independent Trustees. The MFS Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, SAAMCo, or the holders of a majority of the outstanding shares of the Portfolio, on not more than 60 days’ nor less than 30 days prior written notice. The MFS Subadvisory Agreement, as amended, is attached hereto as Exhibit A.

For the most recent fiscal year ended January 31, 2013, SAAMCo received advisory fees from the Portfolio in the amount of $605,269, or 0.70% of the Portfolio’s average daily net assets for the period. If MFS had subadvised the Portfolio for the 2013 fiscal year, SAAMCo would have paid $244,551 in subadvisory fees, or 0.28% of the Portfolio’s average daily net assets, and therefore would have retained less of its advisory fee.

Pyramis Subadvisory Agreements

Prior to October 1, 2013, Davis served as the subadviser to the Portfolio. Pyramis replaced Davis as the Portfolio’s subadviser. SAAMCo recommended Pyramis in the ordinary course of its ongoing evaluation of the Portfolio’s performance and investment strategy and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style and long-term performance record. In accordance with the Trustees’ approval of the engagement of Pyramis, the Trustees approved the Subadvisory Agreement, which became effective October 1, 2013 (the “Pyramis Subadvisory Agreement”).

The Pyramis Subadvisory Agreement between SAAMCo and Pyramis provides that (i) the Subadviser shall manage the assets of the Portfolio, (ii) SAAMCo shall compensate the Subadviser for its services, (iii) the Subadviser is authorized to select the brokers or dealers to effect portfolio transactions for the Portfolio, and (iv) the Subadviser shall comply with the Portfolio’s investment policies and restrictions and with applicable law. The Pyramis Subadvisory Agreement will not result in an increase in fees to shareholders or expenses to the Portfolio.

The Pyramis Subadvisory Agreement also provides for automatic termination unless at least annually subsequent to its initial term, its continuance is approved by (i) the Board or the affirmative vote of the holders of a majority of the outstanding shares of the Portfolio, and (ii) a majority of the Independent Trustees. The Pyramis Subadvisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, SAAMCo, or the holders of a majority of the outstanding shares of the Portfolio, on not more than 60 days’ nor less than 30 days prior written notice. The Pyramis Subadvisory Agreement is attached hereto as Exhibit B.

For the most recent fiscal year ended January 31, 2013, SAAMCo received advisory fees from the Portfolio in the amount of $2,648,849, or 0.76% of the Portfolio’s average daily net assets for the period. During the same period, SAAMCo paid subadvisory fees in the aggregate amount of $1,436,053, or 0.41% of average daily net assets, and retained $1,212,796 of its advisory fee. If Pyramis had subadvised the Portfolio for the 2013 fiscal year, SAAMCo would have paid subadvisory fees in the amount of $1,262,796, or 0.36% of average daily net assets, and retained $1,386,053 of its advisory fee. As a result, SAAMCo will retain more of its advisory fee than it otherwise would have if Davis continued to subadvise the Portfolio.

Information about the Subadvisers

Massachusetts Financial Services

MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS, with its predecessor organizations, has a history of money management dating from 1924. Net assets under management of the MFS organization were approximately $336 billion as of January 31, 2013. MFS is not affiliated with SAAMCo. No Trustee of the Trust has owned any securities, or has had any material interest in, or a material interest in a material transaction with MFS or its affiliates since the beginning of the most recent fiscal year.

The following chart lists the principal executive officers and the directors of MFS and their principal occupations. The business address of each officer and director as it relates to that person’s position with MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

Name	Position with MFS and Principal Occupation
Robert J. Manning	Director, Chief Executive Officer and Chairman of the Board of Directors of MFS
Michael W. Roberge	Director, President, Chief Investment Officer and Director of Global Research of MFS
Thomas A. Bogart	Director of MFS; Executive Vice President, Business Development and General Counsel of Sun Life Financial, Inc.
Colm J. Freyne	Director of MFS; Executive Vice President and Chief Financial Officer of Sun Life Financial, Inc.
David A. Antonelli	Vice Chairman of MFS
Carol W. Geremia	Executive Vice President of MFS
James A. Jessee	Executive Vice President of MFS
Amrit Kanwal	Executive Vice President and Chief Financial Officer of MFS
Mark A. Leary	Executive Vice President and Chief Human Resources Officer of MFS
Mark N. Polebaum	Executive Vice President, General Counsel and Secretary of MFS
Robin A. Stelmach	Executive Vice President and Chief Operating Officer of MFS
Timothy M. Fagan	Chief Compliance Officer of MFS

MFS is the investment subadviser for other mutual funds that have an investment objective similar to that of the Portfolio. The name of such fund, together with information concerning the fund’s assets, and the subadvisory fee rate paid (as a percentage of average net assets) to MFS for its management services, are set forth below.

As of January 31, 2013:

Comparable Fund:	Advisory/Subadvisory Fee (% of average daily net assets):	Assets Under Management (millions):
Nationwide Variable Insurance Trust – NVIT Multi-Manager Large Cap Growth Fund	0.20% of the first $100 million, 0.15% of the next $100 million, 0.10% of the next $300 million, and 0.09% in excess of $500 million	$383 +
Strategic Advisers Growth Fund*	0.17% of the first $500 million; 0.15% of the next $500 million; 0.12% of the next $1 billion; 0.10% on any amount in excess of $2 billion	$997+

Strategic Advisers Growth Multi-Manager Fund*	0.17% of the first $500 million; 0.15% of the next $500 million; 0.12% of the next $1 billion; 0.10% on any amount in excess of $2 billion	$10+

*	As of September 30, 2013

+	Multi-managed fund. Represents portion of the fund subadvised by MFS.

Pyramis Global Advisors, LLC

Pyramis is located at 900 Salem Street, Smithfield, RI 02917, and is an indirectly held, wholly-owned subsidiary of FMR LLC, which provides day-to-day portfolio management to the Real Estate Portfolio. As of January 31, 2013, Pyramis had approximately $193,620.79 million in assets under management. Pyramis is not affiliated with SAAMCo. No Trustee of the Trust has owned any securities, or has had any material interest in, or a material interest in a material transaction with Pyramis or its affiliates since the beginning of the most recent fiscal year.

The following chart lists the principal executive officers and the directors of Pyramis and their principal occupations. The business address of each officer and director is 900 Salem Street, Smithfield, RI 02917.

Name	Position with Pyramis and Principal Occupation
Michael A. Jones	Director, President, CEO and Chairman
Young Chin	Director and Chief Investment Officer
Maureen A. Fitzgerald	Director and Head of North American Institutional Distribution
Douglas R. Moore	Director and Chief Financial Officer
Joseph A. Nedder	Director and Chief Operating Officer
Michael P. Palermo	Director and Head of Relationship Management
J. Clay Luby	Treasurer
Linda Wondrack	Chief Compliance Officer
Ian Baker	Vice President, Derivatives and Risk Management
Horace Codjoe	Vice President, Risk Management
John J. Hitt	Secretary
David H. Shore	Assistant Secretary
Charles M. Morgan	Assistant Secretary

Pyramis does not manage any other client accounts with investment guidelines similar to the Portfolio.

Factors Considered by the Board of Trustees

At an in-person meeting held on September 27, 2013, the Board of Trustees (the “Board”), including the Trustees that are not interested persons of SunAmerica Series Trust (the “Trust”), as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved Subadvisory Agreements, as amended (the “Subadvisory Agreements”), between (1) SunAmerica Asset Management Corp. (“SAAMCo” or the “Adviser”) and Pyramis Global Advisors, LLC (“Pyramis”) with respect to the Real Estate Portfolio; and (2) SAAMCo and Massachusetts Financial Services Company (“MFS”) with respect to the Blue Chip Growth Portfolio.

The Board, including the Independent Trustees, also approved the termination of the Subadvisory Agreement between SAAMCo and Davis Selected Advisors, L.P. (“Davis”) with respect to the Real Estate Portfolio. Effective October 1, 2013, Pyramis and MFS assumed subadvisory responsibility for the Real Estate Portfolio and the Blue Chip Growth Portfolio, respectively. Pyramis and MFS are each a “Subadviser” and collectively, the “Subadvisers.” The Real Estate Portfolio and the Blue Chip Growth Portfolio are each a “Portfolio” and collectively, the “Portfolios.”

In connection with the approval of the Subadvisory Agreements, the Board reviewed a variety of materials relating to the Portfolios and each Subadviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, and other information regarding the nature, extent and quality of services to be provided by the Subadvisers under their respective Subadvisory Agreements. In considering whether to approve the Subadvisory Agreements between the Adviser and the Subadvisers with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including the following:

(1)	The requirements of the Trust, with respect to each Portfolio, in the areas of investment supervisory and administrative services;

(2)	The nature, extent and quality of the investment advisory and administrative services to be provided by the Subadvisers, with respect to each Portfolio;

(3)	The size and structure of the investment advisory fee and any other material payments to be paid to the Adviser and the Subadvisers and, in connection therewith, a review of the anticipated costs of services to be provided and the potential profits to be realized by the Adviser and its affiliates (including the amount of advisory fees retained by the Adviser) from the relationship with the Trust, with respect to each Portfolio;

(4)	The extent to which the Adviser will realize economies of scale and shares them with the Trust, with respect to each Portfolio;

(5)	The organizational capability and financial condition of the Subadvisers and their respective affiliates;

(6)	The possibility that services of the type required by the Trust might be better obtained from other organizations; and

(7)	The fees paid by the Adviser to the Subadvisers for managing the Portfolios.

In addition, the Board also took into account presentations made at the meeting by members of management as well as presentations made by representatives from the Subadvisers who responded to questions posed by the Board and management. The Independent Trustees were separately represented by counsel that is independent of the Adviser in connection with their consideration of approval of the Subadvisory Agreements. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the proposed subadvisory fees of each Portfolio compared to subadvisory fee rates of a group of funds with similar investment objectives (respectively, the “Expense Group/Universe” and the “Subadviser Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also considered information about the performance of funds and/or other accounts directly managed by the Subadvisers with investment strategies similar to the proposed strategies for each Portfolio. The Board also took account of the Portfolios’ recent performance. The Board noted that the comparisons, relative to each Portfolio’s benchmark and peers, were helpful in reaching its determination.

Nature, Extent and Quality of Services to be provided by the Adviser and Subadviser. The Board, including the Independent Trustees, considered the nature, quality and extent of services to be provided by each of the Subadvisers. In making its evaluation, the Board considered that SAAMCo will act as the investment manager and adviser to each Portfolio, manage the daily business affairs of each Portfolio, obtain and evaluate economic, statistical and financial information to formulate and implement investment policies, and provide oversight with respect to the assets of the Portfolios managed by the Subadvisers, subject to the Trustees’ oversight and control.

The Board noted that SAAMCo will be responsible for overseeing the performance of services by the Trust’s custodian, transfer agent and dividend disbursing agent. The Board also noted that SAAMCo will be responsible for the financial, legal and accounting records required to be maintained by each Portfolio and for the administration of the Trust’s business affairs, with respect to each Portfolio, including providing such office space, bookkeeping, accounting, clerical, secretarial and administrative services and such executive and other personnel as shall be necessary for the operations of each Portfolio. The Board considered that SAAMCo will monitor and review the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers.

With respect to the Subadvisers, the Board considered the nature, quality and extent of services to be provided by each Subadviser to each Portfolio, specifically noting that the Subadvisers will be responsible for managing the assets of each Portfolio on a day-to-day basis. In such role, each Subadviser on behalf of the applicable Portfolio (i) will determine the securities to be purchased or sold and execute such documents as may be necessary in connection therewith; (ii) will provide SAAMCo with records concerning their activities; and (iii) will render regular reports to SAAMCo and to officers and Trustees of the Trust concerning their discharge of the foregoing responsibilities.

The Board took note of each Subadviser’s history, structure, size, visibility, resources, financial condition, and compensation practices, which are needed to attract and retain highly qualified investment professionals. The Board considered presentations from each Subadviser’s portfolio managers with respect to the Portfolios and received information about the personnel that would be responsible for providing subadvisory services to each Portfolio, as well as other key personnel of the Subadvisers, and concluded that each Subadviser: (i) has been able to retain high quality portfolio managers and other investment personnel; (ii) has exhibited a high level of diligence and attention to detail to carry out its anticipated responsibilities under the Subadvisory Agreements; and (iii) will be responsive to requests of the Board and of SAAMCo.

In addition, the Board considered each Subadviser’s code of ethics and risk management process. The Board further observed that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of each Portfolio as set forth in each Portfolio’s prospectus. The Board also considered each Subadviser’s compliance and regulatory history and noted that there were no material, legal, regulatory or compliance issues that would potentially prevent the Subadvisers from serving effectively with respect to the Portfolios.

The Board concluded that the nature and extent of services to be provided by each Subadviser under the Subadvisory Agreements were reasonable and appropriate in relation to the proposed subadvisory fees and also in relation to the advisory fees retained by SAAMCo.

Portfolio Fees and Expenses. The Board, including the Independent Trustees, received and reviewed information regarding each Portfolio’s estimated fees (actual or contractual management fees, subadvisory fees, non-management fees, and 12b-1 fees), and expense ratios compared against such fees and expense ratios of the Expense Group/Universe for the fees paid by SAAMCo to each Subadviser pursuant to its respective Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by the Subadvisers or their respective affiliates in connection with providing such services to each Portfolio. It was noted that with respect to subadvisory fees, SAAMCo negotiates such fees at arm’s length. The Board also considered that the subadvisory fees will be paid by SAAMCo out of its advisory fee and not by each Portfolio, and that subadvisory fees may vary widely within a Subadviser Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, individual client needs, and portfolio size.

To assist in analyzing the reasonableness of the advisory fee and the subadvisory fee, the Board received a report prepared independently by Lipper Inc. (“Lipper”), as well as information provided by management. The Board was apprised that Lipper had been provided pro forma estimates of the expenses of each Portfolio. The Board also considered funds and/or accounts managed by the Subadvisers with comparable strategies and/or objectives to the extent applicable.

As part of its review of each Portfolio’s fees and expenses, the Board considered the following expense and performance information provided by Lipper in making its determinations in addition to the quarterly performance updates presented by management throughout the year.

Real Estate Portfolio. The Board considered that the subadvisory fee SAAMCo proposed to pay Pyramis for managing the Real Estate Portfolio was above the Subadvised Expense Universe/Group Average at current asset levels but below the subadvisory fee SAAMCo paid to Davis. The Board considered that as a consequence SAAMCo would retain more of its advisory fees.

Blue Chip Growth Portfolio. The Board considered that the subadvisory fee SAAMCo proposed to pay MFS for managing the Blue Chip Growth Portfolio was below the Subadvised Expense Group Average/Universe at current asset levels. The Board was apprised that MFS’ investment product is quantitatively managed based on the firm’s research analysts’ recommendations and other factors. The Board considered that such investment products typically have lower fees than traditional, fundamentally driven investment products. The Board noted that SAAMCo will retain less of its advisory fee as a result of engaging MFS to subadvise the Portfolio.

The Board noted that the subadvisory fees each Subadviser charges SAAMCo for subadvising the Portfolios were negotiated at arm’s length. The Board also considered management’s discussion of the proposed subadvisory fees and concluded that each Portfolio’s proposed subadvisory fees, including the amounts to be retained by SAAMCo, were reasonable and satisfactory in light of all factors considered.

Profitability. The Board considered the cost of services and profits expected to be realized in connection with the Subadvisory Agreements. The Board was apprised that SAAMCo reviewed a number of factors in determining appropriate subadvisory fee levels for each Portfolio. Such factors included a review of (1) style class peers primarily within the variable annuity universe; (2) key competitor analysis; (3) clone fund analysis; and (4) special considerations such as competitor sub-account characteristics, uniqueness of the product and prestige of the manager.

The Board considered that SAAMCo will receive a benefit under the Subadvisory Agreement with respect to the Real Estate Portfolio since the proposed subadvisory fees are expected to be less than the subadvisory fees SAAMCo currently pays, and as a result, SAAMCo will retain a greater portion of its advisory fee. The Board was apprised that the subadvisory fees were negotiated with the Subadvisers at arm’s length. In considering the anticipated profitability to the Subadvisers in connection with their relationship to the Portfolios, the Independent Trustees noted that the fees under the Subadvisory Agreements will be paid by SAAMCo out of the advisory fees that SAAMCo will receive from the Portfolios.

Additionally, the Board considered whether SAAMCo, the Subadvisers and their respective affiliates would receive any indirect benefits from their relationship with the Portfolios. The Board further considered whether there were any collateral or “fall-out” benefits that SAAMCo and its affiliates may derive as a result of their relationship with each Portfolio. The Board noted that SAAMCo believes that any such benefits are de minimis and do not impact the reasonableness of the subadvisory fees.

In light of all the factors considered, the Board determined that the anticipated profitability to SAAMCo was reasonable. The Board also concluded that the anticipated profitability of each Subadviser from its relationship with the Trust was not material to their deliberations with respect to consideration of approval of the Subadvisory Agreements.

Economies of Scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to each Portfolio.

The Board noted that each Subadvisory Agreement included breakpoints, but did not review specific information regarding whether there would be economies of scale with respect to each Subadviser’s management of their respective Portfolio because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the approved advisory fee breakpoints and concluded that the management fee structure was reasonable in light of the factors discussed above.

Terms of Subadvisory Agreements. The Board, including the Independent Trustees, reviewed the terms of the Subadvisory Agreements, including the duties and responsibilities undertaken by the Subadvisers. The Board considered that SAAMCo, and not the Portfolios, would be responsible for payment of the Subadvisers’ fees. The Board noted that the Subadvisory Agreements provide that the Subadvisers will pay all of their own expenses in connection with the performance of their duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered other terms and conditions under the Subadvisory Agreements.

Conclusions. In reaching its decision to approve the Subadvisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee attributes different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that each of the Subadvisers possess the capability and resources to perform the duties required of it under their respective Subadvisory Agreements.

Further, based upon its review of the Subadvisory Agreements, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the Subadvisory Agreements are reasonable, fair and in the best interest of each Portfolio and its shareholders, and (2) the subadvisory fee rates and the amounts to be retained by SAAMCo are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Ownership of Shares

As of August 31, 2013, all shares were owned directly or indirectly by the separate accounts of American General Insurance Company (“AGL”) (formerly, SunAmerica Annuity and Life Assurance Company) and The United States Life Insurance Company in the City of New York (“USL”) and by two affiliated funds-of-funds, the SunAmerica Dynamic Allocation Portfolio (“Dynamic Allocation”) and the SunAmerica Dynamic Strategy Portfolio (“Dynamic Strategy”) (collectively with Dynamic Allocation, the “Dynamic Portfolios”). As of such date, all shares of the Dynamic Portfolios were owned by separate accounts of AGL and/or USL. All outstanding shares of the Portfolios are owned of record, in the aggregate by the following:

	AGL		USL		Dynamic Allocation		Dynamic Strategy
	Shares	%	Shares	%	Shares	%	Shares	%
Blue Chip Growth Portfolio – Class 1	965,287	93%	68,728	7%	—	—	—	—
Blue Chip Growth Portfolio – Class 2	402,929	100	—	—	—	—	—	—
Blue Chip Growth Portfolio – Class 3	8,602,806	95	487,665	5	—	—	—	—
Real Estate Portfolio – Class 1	2,517,306	41%	99,799	2%	2,062,843	34%	1,388,742	23%
Real Estate Portfolio – Class 2	601,611	100	—	—	—	—	—	—
Real Estate Portfolio – Class 3	17,195,429	95	931,213	5	—	—	—	—

To SAAMCo’s knowledge, no person owns a variable annuity contract and/or variable life insurance policy or interests therein of more than 5% of the outstanding shares of the Portfolio. The Trustees and officers of the Trust and members of their families as a group beneficially owned less than 1% of the beneficial interest of the Portfolio as of August 31, 2013.

Brokerage Commissions

For the Portfolios’ fiscal year ended January 31, 2013, the Portfolios paid the following amounts in brokerage commissions, none of which were paid to affiliated broker/dealers:

Portfolio	Commissions
Blue Chip Growth Portfolio	$358,672
Real Estate Portfolio	235,239

Other Service Agreements

For the fiscal year ended January 31, 2013, the Portfolios paid the following amounts in shareholder services fees to AGL and USL, each of which are affiliates of SAAMCo, the Portfolios’ adviser:

Portfolio	Service Fees Paid
Blue Chip Growth Portfolio	$187,133
Real Estate Portfolio	704,300

SunAmerica Capital Services, Inc. (“SACs”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement. SAAMCo and SACs are located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Trust are available without charge and may be obtained by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862.

Shareholder Proposals

The Trust is not required to hold annual shareholder meetings. If a shareholder wishes to submit proposals for consideration at a future shareholder meeting, the Trust must receive the proposal a reasonable time before the solicitation is to be made. Written proposals should be sent to Nori L. Gabert, Esq., Secretary of SunAmerica Series Trust, 2919 Allen Parkway, Houston, Texas 77019.

By Order of the Trustees,

Nori L. Gabert Secretary SunAmerica Series Trust

Dated: November 22, 2013

Exhibit A-1

AMENDMENT NO. 4 TO THE SUBADVISORY AGREEMENT

This AMENDMENT NO. 4 TO THE SUBADVISORY AGREEMENT (the “Amendment”) is effective as of October 1, 2013 by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated January 1, 1999, as amended, with respect to the Trust; and

WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the Blue Chip Growth Portfolio and fee reductions to the MFS Massachusetts Investors Trust Portfolio. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Blue Chip Growth Portfolio	0.325% first $50 million 0.225% next $100 million 0.200% next $350 million 0.150% over $500 million
MFS Massachusetts Investors Trust Portfolio	0.375% first $250 million 0.350% next $250 million 0.375% next $1 billion 0.250% over $1.5 billion

Subadviser shall manage the Blue Chip Growth Portfolio and MFS Massachusetts Investors Trust Portfolio assets and shall be compensated as noted above.

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4. Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.		MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:	/s/ Peter A. Harbeck	By:	/s/ Robert J. Manning
Name:	Peter A. Harbeck	Name:	Robert J. Manning
Title:	President and Chief Executive Officer	Title:	Chairman and Chief Executive Officer

SCHEDULE A

Effective October 1, 2013

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
MFS Massachusetts Investors Trust Portfolio	0.375% first $250 million 0.350% next $250 million 0.325% next $1 billion 0.250% over $1.5 billion
MFS Total Return Portfolio	0.375% first $500 million 0.350% next $250 million 0.320% next $250 million 0.300% over $1 billion
Telecom Utility Portfolio	0.375% first $250 million 0.325% next $500 million 0.300% next $750 million 0.250% over $1.5 billion
Blue Chip Growth Portfolio	0.325% first $50 million 0.225% next $100 million 0.200% next $350 million 0.150% over $500 million

Exhibit A-2

AMENDMENT NO. 3 TO SUBADVISORY AGREEMENT

This AMENDMENT NO. 3 TO SUBADVISORY AGREEMENT (the “Amendment”) is effective as of November 1, 2008 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP. (formerly known as SunAmerica Asset Management Corp.), a Delaware corporation (the “Adviser”), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 2000, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated January 1, 1999, as amended, with respect to the Trust; and

WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1. Schedule A to the Subadvisory Agreement is hereby amended to reflect changes to the subadvisory fee rate for the SunAmerica Series Trust MFS Total Return Portfolio. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
MFS Total Return Portfolio	0.375% on the first $500 million 0.350% on the next $250 million 0.320% on the next $250 million 0.300% over $1 billion

Subadviser shall managed the MFS Total Return Portfolio assets and shall be compensated as noted above.

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

4. Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.		MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:	/s/ Peter A. Harbeck	By:	/s/ Robert J. Manning
Name:	Peter A. Harbeck	Name:	Robert J. Manning
Title:	President and Chief Executive Officer	Title:	President and Chief Executive Officer

SCHEDULE A

Effective November 1, 2008

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
MFS Massachusetts Investors Trust Portfolio	0.400% on the first $300 million 0.375% on the next $300 million 0.350% on the next $300 million 0.325% on the next $600 million 0.250% over $1.5 billion
MFS Total Return Portfolio	0.375% on the first $500 million 0.350% for the next $250 million 0.320% for the next $250 million 0.300% over $1 billion
Telecom Utility Portfolio	0.375% on the first $250 million 0.325% on the next $500 million 0.300% on the next $750 million 0.250% over $1.5 billion

Exhibit A-3

AMENDMENT NO. 2

TO

SUBADVISORY AGREEMENT

This AMENDMENT NO. 2 TO SUBADVISORY AGREEMENT is dated as of October 2, 2007, by and between AIG SUNAMERICA ASSET MANAGEMENT CORP., formerly known as SunAmerica Asset Management Corp. a Delaware corporation (the “Adviser”), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Subadviser”).

W I T N E S S E T H:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement;

WHEREAS, the Adviser and the Subadviser are parties to a Subadvisory Agreement dated January 1, 1999, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain series (the “Portfolios”) of the Trust, as listed on Schedule A of the Subadvisory Agreement;

WHEREAS, the parties desire to amend the Subadvisory Agreement to comply with the requirements of rules 17a-10, 10f-3, 12d3-1 and 17e-1 under the Investment Company Act of 1940, as amended, relating to certain exemptions available for transactions with subadvisory affiliates; and

WHEREAS, the Board of Trustees of the Trust has approved this Amendment to the Subadvisory Agreement and it is not required to be approved by the shareholders of the Portfolios.

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.	The following provision is inserted in Section 1 of the Subadvisory Agreement:

“The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolios or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investments companies that are under common control with the Trust, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.”

2. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4. Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.

By:	/s/ Peter A. Harbeck
Name:	Peter A. Harbeck
Title:	President & CEO

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:	Robert J. Manning
Name:	Robert J. Manning
Title:	President & CEO

Exhibit A-4

AMENDMENT NO. 1 TO SUBADVISORY AGREEMENT

This AMENDMENT NO. 1 TO SUBADVISORY AGREEMENT (the “Amendment”) is effective as of May 1, 2007 by and between AIG SUNAMERICA ASSET MANAGEMENT CORP. (formerly known as SunAmerica Asset Management Corp.), a Delaware corporation (the “Adviser”), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SUNAMERICA SERIES TRUST, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 2000, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Adviser and Subadviser are parties to that certain Subadvisory Agreement dated January 1, 1999, as amended, with respect to the Trust; and

WHEREAS, the parties wish to amend the Subadvisory Agreement as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.	The following new paragraph shall be added to the Subadvisory Agreement:

18. Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others, becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, self regulatory organizations, or to the extent such disclosure is necessary for employees of the Subadviser to carry out its duties on behalf of the Portfolio(s) as contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

2.	Paragraph [#] to the Subadvisory Agreement, titled Proxy Voting, is deleted in its entirety and replaced with the following paragraph:

19. Proxy Voting. The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

3. Schedule A to the Subadvisory Agreement is hereby amended to reflect the addition of the SunAmerica Series Trust Telecom Utility Portfolio. Schedule A is also attached hereto.

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Telecom Utility Portfolio	0.375% on the first $250 million 0.325% on the next $500 million 0.300% on the next $750 million 0.250% over $1.5 billion Redacted

Subadviser shall managed the Telecom Utility Portfolio assets and shall be compensated as noted above.

4. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

5. Full Force and Effect. Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Agreement shall remain unchanged and shall continue to be in full force and effect.

6. Miscellaneous. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

AIG SUNAMERICA ASSET MANAGEMENT CORP.		MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:	/s/ PETER A. HARBECK	By:	/s/ ROBERT J. MANNING
Name:	Peter A. Harbeck	Name:	Robert J. Manning
Title:	President and Chief Executive Officer	Title:	President and CEO

SCHEDULE A

Effective May 1, 2007

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
MFS Massachusetts Investors Trust Portfolio	0.400% on the first $300 million 0.375% on the next $300 million 0.350% on the next $300 million 0.325% on the next $600 million 0.250% over $1.5 billion
MFS Total Return Portfolio	0.375%
Telecom Utility Portfolio	0.375% on the first $250 million 0.325% on the next $500 million 0.300% on the next $750 million 0.250% over $1.5 billion

Exhibit A-5

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of January 1, 1999, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio or portfolios of the Trust listed on Schedule A attached hereto (the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain under provisions of the Act, and will render regular quarterly reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, and subject to the last paragraph of this Section, in compliance with (a) the objectives, policies, and limitations for the Portfolio(s) set forth in the Trust’s current prospectus and statement of additional information, and (b) applicable laws and regulations.

Subject to the last paragraph of this Section, the Subadviser represents and warrants to the Adviser that each of the Portfolios set forth in Schedule A will be operated and managed (1) in compliance with all applicable federal and state securities laws governing its operations and investments; and (2) so as not to jeopardize either the treatment of the variable annuity contracts which invest in the Portfolios (hereinafter “Contracts”) as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). Without limiting the foregoing, and subject to the last paragraph of this Section the Subadviser represents and warrants (1) to manage each Portfolio so as to be treated as a “regulated investment company” under subchapter M, chapter 1 of the Code, and (2) compliance with (a) the provisions of the Act and rules adopted thereunder; (b) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; (c) applicable federal and state securities laws; and (d) the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code. The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, are made in direct reliance upon and in direct conformity with specific information furnished by the Subadviser expressly for use therein (“Furnished Information”), such Registration Statement and any amendments or supplements thereto will, with respect to the Furnished Information, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Further, any statements or omissions in any Registration Statement for the Contracts or shares of the Trust, or any amendment or supplement thereto, which are made based upon Furnished Information and which have been provided to Subadviser for its review, shall be deemed acknowledged and approved by Subadviser, unless Subadviser provides Adviser with written indication to the contrary within 5 business days of its receipt of the Registration Statement, amendment or supplement for review.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

The Adviser acknowledges that the Subadviser is not the compliance agent for any Portfolio or for the Trust or the Adviser, and does not have access to all of each Portfolio’s books and records necessary to perform certain compliance testing. To the extent that the Subadviser has agreed to perform the services specified in this Section in accordance with the Trust’s registration statement, the Trust’s Agreement and Declaration of Trust and By-Laws, the Trust’s Prospectus and any policies adopted by the Trust’s Board of Trustees applicable to the Portfolios (collectively, the “Charter Requirements’), and in accordance with applicable law (including Sub-chapters M and L of the Code, the Act and the Advisers Act (‘Applicable Law’)), the Subadviser

shall perform such services based upon its books and records with respect to each Portfolio, which comprise a portion of each Portfolio’s books and records, and upon information and written instructions received from the Adviser or the Trust’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Adviser or the Trust’s administrator. The Adviser shall promptly provide the Subadviser with copies of the Trust’s registration statement, the Trust’s Agreement and Declaration of Trust and By-Laws, the Trust’s currently effective Prospectus and any written policies or procedures adopted by the Trust’s Board of Trustees applicable to the Portfolio and any amendments or revisions thereto.

2. Portfolio Transactions. The Subadviser is responsible for decisions to buy or sell securities and other investments of the assets of each Portfolio, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4. Other Services. At the request of the Trust or the Adviser, the Subadviser in its discretion may make available to the Trust, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser’s cost.

5. Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

6. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

7. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) in connection with the provision of services hereunder that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Any such records which are prepared or maintained by the Subadviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust or the Adviser on request; provided that the Subadviser may retain copies of these records.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust. Each party to this Agreement agrees to cooperate with each other party and with appropriate authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust. This agreement to cooperate does not restrict either party’s right to assert that information requested is privileged or confidential.

8. Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates or any derivation thereof or logo associated therewith in any advertising or promotional materials or otherwise without the prior approval of the Subadviser. Any such withholding of approval by the Subadviser shall be made in writing to the Adviser and shall indicate the specific reason(s) why such approval is being withheld.

9. Standard of Care and Indemnification.

(a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify and hold harmless the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Subadviser’s conduct under this Agreement. Subadviser hereby agrees to indemnify, defend and protect Adviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and hold Adviser harmless, from and against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising out of Subadviser’s disabling conduct.

(b) In no case is any indemnity provided in this Agreement in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

(c) Any person seeking indemnification hereunder shall furnish the indemnifying party with (i) prompt notice of any claim, suit or action and (ii) full information and all reasonable assistance necessary to defend such claim. The indemnifying party shall have full authority to control the defense and settlement of any such action with counsel of its own selection; and the indemnified party shall not have any right to indemnification hereunder for any settlement entered into by the indemnified party without the indemnifying party’s prior written consent.

10. Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

11. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio(s) voting separately from any other series of the Trust.

With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. In the event of such a termination, the Adviser will use its best efforts, and cause the Trust to use its best efforts, to engage another subadviser for the portfolio as soon as possible. Notwithstanding the foregoing, the Subadviser may terminate the Agreement on 60 days’ written notice to the Adviser and the Trust, in the event of a breach of this Agreement by the Adviser. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act). This Agreement will also automatically terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

14. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

15. Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of The Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property” only shall be liable.

16. Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

17. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Massachusetts Financial Services Company
500 Boylston Street
Boston, Massachusetts 02116
Attention: General Counsel

Adviser:	SunAmerica Asset Management Corp.
The SunAmerica Center
733 Third Avenue, Third Floor
New York, NY 10017
Attention: Robert M. Zakem
Senior Vice President and
General Counsel

with a copy to: SunAmerica Inc.
1 SunAmerica Center
Century City
Los Angeles, CA 90067-6022
Attention: Susan L. Harris
Senior Vice President,
General Counsel - Corporate Affairs
and Secretary

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By:	/s/ Peter A. Harbeck
Name:	Peter A. Harbeck
Title:	President

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By:	/s/ Jeffrey L. Shames
Name:	Jeffrey L. Shames
Title:	Chairman and Chief Executive Officer

SCHEDULE A

Portfolio(s)	Annual Fee (as percentage of average daily net assets of the Portfolio)
MFS Growth and Income Portfolio	0.40% - first $300 million 0.375% - next $300 million 0.35% - next $300 million 0.325% - next $600 million 0.25% - over $1.5 billion
MFS Mid-Cap Growth Portfolio	0.40% - first $300 million 0.375% - next $300 million 0.35% - next $300 million 0.325% - next $600 million 0.25% - over $1.5 billion
MFS Total Return Portfolio	0.375%

Exhibit B

SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of October 1, 2013 by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and PYRAMIS GLOBAL ADVISORS, LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, no par value per share, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser, as agent and attorney-in-fact of the Trust, may, when it deems appropriate and without prior consultation with the Adviser, (a) buy, sell, exchange, convert and otherwise trade in any stocks, bonds and other securities including money market instruments, whether the issuer is organized in the United States or outside the United States, (b) place orders for the execution of such securities transactions with or through such brokers, dealers or issuers as the Subadviser may select and (c) purchase, sell, exchange or convert foreign currency in the spot or forward markets as necessary to facilitate transactions in international securities for the Portfolio(s). In addition, the custodian shall provide the Subadviser with daily reports regarding the cash levels in the Portfolio. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, which may be applicable to the Subadviser’s activities on behalf of the trust and which have been provided to the Subadviser, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information; and (b) applicable laws and regulations.

The Subadviser represents and warrants to the Adviser that each Portfolio will at all times be operated and managed (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) so as not to jeopardize either the treatment of the variable annuity contracts which offer the Portfolio(s) (the “Contracts”) as annuity contracts for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), or the eligibility of the Contracts to qualify for sale to the public in any state where they may otherwise be sold; and (c) to minimize any taxes and/or penalties payable by the Trust or the Portfolio(s). Without limiting the foregoing, the Subadviser represents and warrants that it will manage each Portfolio in compliance with (a) the applicable provisions of Subchapter M, chapter 1 of the Code (“Subchapter M”) for each Portfolio to be treated as a “regulated investment company” under Subchapter M; (b) the diversification requirements specified in the Internal Revenue Service’s regulations under Section 817(h) of the Code; (c) the provisions of the Act and rules adopted thereunder; (d) applicable state insurance laws, provided by the Adviser to the Subadviser; (e) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information as most recently provided by the Adviser to the Subadviser; and (f) the policies and procedures as adopted by the Trustees of the Trust. The Subadviser shall furnish information to the Adviser, as requested, for purposes of compliance with the distribution requirements necessary to avoid payment of any excise tax pursuant to Section 4982 of the Code.

The Adviser is responsible for ensuring that the Registration Statement and any amendments or supplements to such information conforms in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Subadviser acknowledges that the Adviser is relying on the accuracy and completeness of information furnished by the Subadviser for use by the Adviser in such Registration Statement and any amendments or supplements thereto. The Subadviser represents and warrants that any information furnished by the Subadviser expressly for use in the Registration Statement and any amendments or supplements to such information provided by the Subadviser will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolios or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investments companies that are under common control with the Trust, concerning transactions of the Portfolios in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

2. Portfolio Transactions. (a) The Subadviser is responsible for decisions to buy or sell securities and other investments for the assets of each Portfolio, broker-dealers and futures commission merchants’ selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment and as described in the Subadviser’s Form ADV, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. Subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. To the extent consistent with applicable law and as described in the Subadviser’s Form ADV, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the

Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day’s net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser actually provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4. Custody. The Trust has appointed a “qualified custodian” (“Custodian”) as that term is defined in Rule 206(4)-2 under the Advisers Act unaffiliated with the Adviser, to take and have possession of funds and securities of the Portfolio. The Subadviser will not, and nothing herein will be construed to permit the Subadviser to, have “custody” of the Portfolio, as such term is defined in Rule 206(4)-2. The Subadviser will not be liable for any act or omission of any custodian.

5. Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

6. Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

7. Proxy Voting. The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

8. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act (1) all records relating to the investments of the Portfolio(s) that are required to be maintained by the Subadviser pursuant to the requirements of Rule 31a-1 of that Act; and (2) any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust. Such records are the property of the Trust and shall be returned to the Trust upon termination of this Agreement.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

9. Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

During the term of this Agreement, the Adviser shall have permission to use the following trademarks relating to the Subadviser, namely, PYRAMIS, PYRAMIS GLOBAL ADVISORS, and the Pyramis Global Advisors logo (which logo shall be provided by the Subadviser)(collectively, the “Marks”) in connection with the sale and marketing of the Portfolio. Adviser shall provide to the Subadviser examples of the proposed materials bearing any Marks used as trademarks (collectively, “Materials”) for the Subadviser’s prior review and written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Subadviser or its affiliates(s) shall review and provide feedback, if any, on the proposed use as soon as possible within five (5) business days following Subadviser’s receipt of submitted Materials bearing any Marks. If the Adviser makes any unauthorized use of any Marks, the Parties acknowledge that the Subadviser and its affiliates may suffer harm for which monetary damages may be inadequate and remedies under this Agreement or at law. Notwithstanding any of the foregoing, the Adviser may use the Subadviser’s name, “Pyramis Global Advisors, LLC,” or “Pyramis Global Advisors” in any Materials when referring to the Subadviser in a factual manner without the need to seek the Subadviser’s, or an affiliate’s, written consent.

Upon termination or expiration of this Agreement, the Adviser shall immediately cease all use of the Marks. Upon such termination or expiration of this Agreement, Adviser shall either provide to the Subadviser all Materials bearing any Marks or certify as to the destruction of all such Materials.

The Parties agree that, in order to streamline the review and approval process for any Materials bearing any Marks used as trademarks, one or more templates for such Materials may be provided to Subadviser for Subadviser’s prior review and approval. Once a template for a particular type of Materials has been approved by Subadviser in accordance with this Agreement (each, an “approved Template”), all materials of the same type or class based on the Approved Template shall be considered approved by Subadviser and Adviser shall not be required to separately submit each example of such Materials to Subadviser for its review or approval; provided, however, that no material change relating to the Subadviser’s Marks is made by Adviser as compared to that shown in an Approved Template.

Neither the Subadviser nor any affiliate or agent of it shall make reference to or use the name of the Adviser or any of its affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Portfolio or to the Subadviser, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to make all reasonable efforts to cause any affiliate of the Subadviser to satisfy the foregoing obligation.

10. Liability of the Subadviser.

(a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s rendering of services under this Agreement.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

11. Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as directors/trustees, partners, officers, or shareholders, or otherwise; directors/trustees, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

12. Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Trust; provided, however, that this Agreement may not be terminated by the Subadviser unless another subadvisory agreement has been approved by the Trust in accordance with the Act, or after six months’ written notice, whichever is earlier. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14. Amendments; Assignment. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act. No assignment, as that term is defined in the Advisers Act, of this Agreement will be made by the Adviser without the written consent of the Trust.

15. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

16. Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

17. Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

18. Confidentiality. The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolios, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolios and may include such total return in the calculation of composite performance information.

19. Notices. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt or by email, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party as set out below. The Adviser acknowledges its consent to electronic delivery, including via email or facsimile, of any documents or materials required and/or provided to the Adviser by the Subadviser related to services provided under this Agreement. The Adviser may revoke this consent and request any such documents or materials to be mailed, in lieu of electronic delivery, at any time upon reasonable notice to the Subadviser.

Subadviser:	Pyramis Global Advisors, LLC
900 Salem Street, OTSN1
Smithfield, RI 02917
Attention: Michael Palermo, SVP and
Head of Relationship Management
Fax: 401-292-0730
Email: Michael.Palermo@pyramis.com

Adviser:	SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311
Attention: Gregory N. Bressler
Senior Vice President and
General Counsel

with a copy to: AIG Life and Retirement
1 SunAmerica Center
Century City
Los Angeles, CA 90067-6022
Attention: Mallary L. Reznik
Senior Vice President and
General Counsel

20. Rule 206(4)-5. The Adviser has appointed the Subadviser as investment manager for the Portfolio, which is a Covered Investment Pool, as the term is defined in Rule 206(4)-5, in which Government Entities are invested or may invest. The Adviser agrees to make available to the Subadviser a list of such Government Entities invested in the Covered Investment Pool in accordance with Rule 206(4)-5 of the Advisers Act.

21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

22. Class Action Lawsuits. Unless the Subadviser otherwise agrees in writing, Subadviser will not advise or take any action on behalf of the Portfolio in any legal proceedings, including bankruptcies or class actions, involving securities held in, or formerly held in, the Portfolio or the issuers of those securities. The Subadviser will forward all proof of claim forms and related materials to the Portfolio’s custodian or the Adviser upon receipt. The Subadviser will not be liable for failure to file such forms.

23. No Guarantee of Investment Performance. The Trust understands that the value of investments made for the Portfolio may increase as well as decrease, is not guaranteed and past performance is no guarantee of future results. The Subadviser has not made and is not making any guarantees, including any guarantee as to any specific level of performance of the Portfolio or the performance of the Portfolio relative to any standard or index, including other clients of the Subadviser. The Trust acknowledges that the Portfolio is designed for the described investment objective and is not intended as a complete investment program and also understands that investment decisions made on behalf of the Portfolio by the Subadviser are subject to various market and business risks.

24. Receipt of Form ADV. The Trust acknowledges that prior to the Trust’s execution and delivery of this Agreement the Trust received a copy of Part 2A and 2B of the Subadviser’s Form ADV or a brochure which describes the services provided by the Subadviser.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By:	/s/ Peter A. Harbeck
Name:	Peter A. Harbeck
Title:	President and Chief Executive Officer

PYRAMIS GLOBAL ADVISORS, LLC

By:	/s/ Michael Palermo
Name:	Michael Palermo
Title:	Senior Vice President and Head of Relationship Management

Schedule A

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the portfolio)
Real Estate Portfolio	0.40% on first $100 million 0.35% on next $400 million 0.30% over 500 million

Exhibit C

SUNAMERICA SERIES TRUST

P.O. Box 54299

Los Angeles, CA 90054-0299

Blue Chip Growth Portfolio

Real Estate Portfolio

(each a “Portfolio,” and collectively, the “Portfolios”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this Notice is available at

www.sunamerica.com/informationstatements

This Notice is to inform you that an information statement (the “Information Statement”) is now available at the website referenced above. The Information Statement contains important information about the engagement of a subadviser for the Blue Chip Growth Portfolio and a change in the subadviser for the Real Estate Portfolio. Each Portfolio is a series of SunAmerica Series Trust (the “Trust”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access SunAmerica’s website to review a complete copy of the Information Statement.

As discussed in the Information Statement, on September 27, 2013, the Board of Trustees (the “Board”) of the Trust approved the appointment of Massachusetts Financial Services Company (“MFS”) as the new subadviser to the Blue Chip Growth Portfolio. On September 27, 2013, the Board also approved the appointment of Pyramis Global Advisors, LLC (“Pyramis”) as the new subadviser to the Real Estate Portfolio and the termination of the existing subadviser, Davis Selected Advisors, L.P. (“Davis”). MFS and Pyramis began managing their respective Portfolios on October 1, 2013.

The Trust has received an exemptive order from the Securities and Exchange Commission which allows the Portfolio’s investment adviser, SunAmerica Asset Management Corp., subject to certain conditions, to enter into and materially amend subadvisory agreements without obtaining shareholder approval. As required by this exemptive order, a portfolio is required to provide information to shareholders about the new subadviser and the subadvisory agreement within 60 days of the hiring of any new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about November 22, 2013, to all participants in a Contract who were invested in a Portfolio as of the close of business on August 31, 2013. A copy of the Information Statement will remain on SunAmerica’s website until at least November 22, 2014.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling (800) 445-7862. You may also have an electronic copy of the Information sent to you without charge by sending an email request to the Trust at webmaster@sunamerica.com. You can request a complete copy of the Information Statement until November 22, 2014. To ensure prompt delivery, you should make your request no later than November 22, 2014. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.